                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                             -----------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): August 7, 2002


                            mPHASE TECHNOLOGIES, INC.
               (Exact Name of Registrant as Specified in Charter)



                       New Jersey                              000-24969                             22-2287503
            (State or Other Jurisdiction of             (Commission File Number)         (IRS Employer Identification No.)
                     Incorporation)


             587 Connecticut Ave., Norwalk, CT       06854-0566
         (Address of Principal Executive Offices)    (ZIP Code)


       Registrant's telephone number, including area code: (203) 838-2741


                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events.

         mPhase Technologies, Inc. issued a press release on August 7, 2002 regarding the announcement of its intention to commence a rights offering, a copy of which is attached as Exhibit 99.1 hereto. The press release is incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

                  (a) and (b)   Not Applicable

                  (c) Exhibit.  The following exhibit is filed with this report:

                  99.1 Press Release, dated August 7, 2002, of mPhase Technologies, Inc.


                         [Signature on following page.]

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           mPHASE TECHNOLOGIES, INC.


                                           By:  /s/ MARTIN S. SMILEY
                                                --------------------
                                                Martin S. Smiley
                                                Executive Vice President,
                                                Chief Financial Officer and
                                                General Counsel

Date:  August 7, 2002

                                  EXHIBIT INDEX


Exhibit               Description

99.1                  Press Release, dated August 7, 2002, of mPhase
                      Technologies, Inc.